             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934
 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 29, 1997

                    ____________________


                   ENRON OIL & GAS COMPANY
   (Exact name of registrant as specified in its charter)


            Delaware                  1-9743                47-0684736
(State or other jurisdiction      (Commission File       (I.R.S. Employer
 of incorporation or organization)   Number)              Identification No.)



        1400 Smith Street
        Houston, Texas                                          77002
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 853-6161

Item 5.   Other Events

      On  September 29, 1997, Enron Oil & Gas  Company  sold
$100  million  principal  amount  of  its  6.50%  Notes  due
September 15, 2004 pursuant to an underwritten public offering.


Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

     (c)  Exhibits

          1.1 Underwriting Agreement dated September 24, 1997 between Enron Oil & Gas Company and Salomon Brothers Inc, Goldman, Sachs & Co., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

          1.2  Certificate  of  Senior  Vice  President  and
               Chief  Financial Officer of Enron Oil  &  Gas
               Company  establishing the terms of the  6.50%
               Notes due September 15, 2004.

          1.3  Specimen  of  6.50% Notes due  September  15,
               2004 in book-entry form.

          1.4 Computation of Ratios of Earnings to Fixed Charges (incorporated by reference to
               Exhibit 12 to Form 10-Q of Enron Oil & Gas Company for quarter ended June 30, 1997).

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENRON OIL & GAS COMPANY



Date:   September  29,  1997      By:  /s/ W. C. Wilson
                                     Walter C. Wilson
                                     Senior  Vice President and
                                     Chief Financial Officer

                        EXHIBIT INDEX

1.1  Underwriting Agreement dated September 24, 1997 between
     Enron  Oil  &  Gas  Company and Salomon  Brothers  Inc,
     Goldman,  Sachs & Co., Lehman Brothers Inc. and  Morgan
     Stanley & Co. Incorporated.

1.2  Certificate   of  Senior  Vice  President   and   Chief
     Financial   Officer  of  Enron  Oil   &   Gas   Company
     establishing the terms of the 6.50% Notes due September
     15, 2004.

1.3  Specimen of 6.50% Notes due September 15, 2004 in book-entry form.

1.4  Computation  of  Ratios of Earnings  to  Fixed  Charges
     (incorporated by reference to Exhibit 12 to Form 10-Q of Enron Oil & Gas Company for quarter ended June 30,
     1997).

                                                                EXHIBIT 1.1
                   Enron Oil & Gas Company

                   Underwriting Agreement


                                          September 24, 1997


Enron Oil & Gas Company
1400 Smith Street
Houston, Texas  77002

Ladies and Gentlemen:

      Salomon Brothers Inc, Goldman, Sachs & Co., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters") understand that Enron Oil & Gas Company, a Delaware corporation (the "Company"), proposes to issue and sell $100,000,000 aggregate principal amount of 6.50% Notes due September 15, 2004 (the "Purchased Securities"), registered on Registration Statement No. 333-18511. Subject to the terms and conditions set forth herein or incorporated by reference herein and referred to below, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the principal amount of such Purchased Securities set forth below opposite their names at a purchase price equal to 99.119% of the principal amount thereof, plus accrued interest, if any, from September 29, 1997:

           Name                         Principal Amount
     Salomon Brothers Inc                 $ 25,000,000
     Goldman, Sachs & Co.                 $ 25,000,000
     Lehman Brothers Inc.                 $ 25,000,000
     Morgan Stanley & Co.                 $ 25,000,000
     Incorporated
          Total                           $100,000,000

     The Underwriters will pay for such Purchased Securities upon confirmation of delivery thereof at the offices of Bracewell & Patterson, L.L.P., South Tower Pennzoil Place, 711 Louisiana Street, Suite 2900, Houston, Texas 77002-2781 at 9:00 a.m. (Houston time) on September 29, 1997.

      The Purchased Securities shall have the following terms:

       Maturity:  September 15, 2004
       Initial Price to Public:  99.744
       Interest Rate: 6.50% per annum
       Redemption Provisions:  None
       Interest Payment Dates:  March 15 and September 15
         of each year, commencing March 15, 1998
       Sinking Fund:  None
       Date  referred to in Section 6(1) of the  Standard
         Provisions:  September 29, 1997
       Purchase  Price:  99.119% of the principal  amount thereof
       Listing:  None
       Other   Items:    References  in   the   Standard
         Provisions to settlement in next business day funds shall refer to settlement in immediately available funds pursuant to settlement procedures of The Depository Trust Company. In addition, the Company
         is   making   the  representations  and   warranties
         attached hereto as Annex A.

      All statements, requests, notices, communications and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Salomon Brothers Inc at 7 World Trade Center, New York, New York 10048, Attention: Transaction Group, Facsimile No. (212) 783-2274; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to it at 1400 Smith Street, Houston, Texas 77002, Attention: Walter Wilson, Senior Vice President and Chief Financial Officer, Facsimile No. (713) 646-2113.

      Unless otherwise provided herein, all the provisions contained in the document entitled Enron Oil & Gas Company Debt Securities Underwriting Agreement Standard Provisions dated December 20, 1996, a copy of which was filed as an exhibit to, or incorporated by reference into, Registration Statement No. 333-18511, are hereby incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

      Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us, and in addition have an authorized officer send us no later than 5:00 p.m. (New York time) on September 24, 1997 by wire, telex, facsimile transmission or other written means, the following message:

     We have entered into the Underwriting Agreement dated September 24, 1997 relating to the Purchased
     Securities referred to therein by signing a copy of the Underwriting Agreement and returning the same or depositing the same in the mail to you.

                         Very truly yours,

                         SALOMON BROTHERS INC
                         GOLDMAN, SACHS & CO.
                         LEHMAN BROTHERS INC.
                         MORGAN STANLEY & CO. INCORPORATED

                         By:  SALOMON BROTHERS INC


                              By:  /s/ Vaties C. V. Rogers
                                  Name: Vaties C. V. Rogers
                                  Title:   Vice President

Accepted:

ENRON OIL & GAS COMPANY


By: /s/ Cedric W. Burgher
    Name:  Cedric W. Burgher
    Title: Vice President, Finance and
           Treasurer

                           Annex A


The Company represents and warrants to each Underwriter, as of the date of the Underwriting Agreement and as of the Closing referred to in the Underwriting Agreement, that:

      (a) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission;

      (b) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

     (c) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole;

      (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

      (e) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the
laws       of      each      jurisdiction      in      which
it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

       (f) the Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, except as rights to indemnity and contribution thereunder may be limited by applicable law;

       (g) the Purchased Securities have been duly authorized, and, when issued and delivered pursuant to the Underwriting Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, constitutes a valid and binding instrument and has been duly qualified under the Trust Indenture Act; and the Purchased Securities will, and the Indenture does, conform to the descriptions thereof in the Prospectus;

      (h) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations  and  defaults  which  individually  and  in  the aggregate are not material to the Company and its subsidiaries, taken as a whole, or to the holders of the Purchased Securities; the issue and sale of the Purchased Securities and the performance by the Company of all of the provisions of its obligations under the Purchased Securities, the Indenture and the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Purchased Securities or the consummation by the Company of
the       transactions       contemplated       by       the
Underwriting Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Purchased Securities by the Underwriters; and

      (i) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                                                   EXHIBIT 1.2
                   ENRON OIL & GAS COMPANY

Certificate of Senior Vice President and Chief Financial Officer


      I, Walter C. Wilson, Senior Vice President and Chief Financial Officer of Enron Oil & Gas Company, a Delaware corporation (the "Company"), do hereby establish the terms of certain debt securities of the Company under the Indenture, dated as of September 1, 1991 (the "Indenture"), between the Company and Texas Commerce Bank National Association, as Trustee, as follows:

           1.    The  title of the securities shall  be
     "6.50% Notes Due 2004" (the "Notes");

           2.   The aggregate principal amount of Notes
     which may be authenticated and delivered under the
     Indenture  shall  be  limited  to  a  maximum   of
     $100,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes;

           3.   The final maturity of the principal  of
     the Notes shall be September 15, 2004;

           4.    The Notes shall bear interest  at  the
     rate  of  6.50%  per annum, which  interest  shall
     accrue  from September 29, 1997, or from the  most
     recent  Interest Payment Date (as defined  in  the
     Indenture) to which interest has been paid or duly
     provided  for, which dates shall be March  15  and
     September 15 of each year, and such interest shall
     be payable semi-annually on March 15 and September
     15  of  each year, commencing March 15,  1998,  to
     holders  of  record at the close  of  business  on
     March   1  or  September  1,  respectively,   next
     preceding each such Interest Payment Date;

           5.    The principal of, and interest on, the
     Notes shall be payable at the office or agency of the Company maintained for that purpose in Dallas, Texas, or at the option of the holder of the Note, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The
     City of New York, State of New York; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture);

           6.   There is no obligation or option of the
     Company to redeem, purchase or repay the Notes prior to maturity;

          7.   Texas Commerce Bank National Association
     is  appointed  to be trustee for  the  Notes,  and
     Texas    Commerce   Bank   National   Association,
     and   any   other  banking  institution  hereafter
     selected  by  the  officers of  the  Company,  are
     appointed  agents  of the Company  (a)  where  the
     Notes   may  be  presented  for  registration   of
     transfer  or  exchange,  (b)  where  notices   and
     demands to or upon the Company in respect of the Notes or the Indenture may be made or served and
     (c) where the Notes may be presented for payment of principal and interest;

           8.   The Notes shall be issued upon original
     issuance  in  whole in the form of a single  book-
     entry   Global   Security  (as  defined   in   the
     Indenture), and the Depository (as defined in the Indenture) shall be The Depository Trust Company,
     New York, New York.

           9.   The price to be received by the Company
     from the Underwriter for the Notes shall be 99.119%, plus accrued interest, if any, from September 29, 1997.

     IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of September, 1997.

                              ENRON OIL & GAS COMPANY



                              /s/  W. C. Wilson
                              Walter C. Wilson
                              Senior Vice President and
                              Chief Financial Officer

      THIS SECURITY IS A BOOK-ENTRY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE OF THE DEPOSITORY TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   ENRON OIL & GAS COMPANY

             6.50% Notes due September 15, 2004

No. BE-2  CUSIP No. 293562 AB 0

      ENRON OIL & GAS COMPANY, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) on September 15, 2004, and to pay interest thereon from September 29, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing March 15, 1998, at the rate of 6.50% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture hereinafter referred to in Dallas, Texas, in such immediately available funds of the United States of America as at the time of payment are legal tender for payment of public and private debts.

      Reference is hereby made to the further provisions of this Security set forth below, which further provisions shall for all purposes have the same effect as if set forth in this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: September 29, 1997

                                   ENRON OIL & GAS COMPANY

                                   By: W. C. Wilson
                                       Title: Senior Vice President
                                              and Chief Financial Officer
ATTEST:

/s/ Angus H. Davis
         Secretary

           TRUSTEE'S CERTIFICATE OF AUTHENTICATION


      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

               TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee


               By   /s/ Wayne Mentz
                    Authorized Signatory

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 1, 1991 (herein called the "Indenture"), between the Company and Texas Commerce Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a Book-Entry Security representing the entire principal amount of the series designated on the face hereof, limited in aggregate principal amount to $100,000,000.

     The Securities of this series shall not be subject to a sinking fund requirement.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Company on this Security upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

      If an Event of Default with respect to the Securities of this series shall occur and be continuing, the unpaid principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series shall have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request, and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations shall not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (or premium, if any) or interest on this Security on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder, alter or impair the right of the Holders, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed, except for
Section 113 of the Indenture (which limits interest to the maximum amount permissible by law), the provisions of which are incorporated herein by reference.

      This Security shall be exchangeable for Securities of this series registered in the names of Persons other than the Depository with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) such Depository notifies the Company that it is unwilling or unable to continue as Depository for this Security or if at any time such Depository ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee a written order providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series. Securities so issued in exchange for this Security shall be of the same series and of like tenor, in authorized denominations and in the aggregate having the same unpaid principal amount as this Security and registered in such names as such Depository shall direct.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series, and of like tenor, of authorized denominations and for the same aggregate unpaid principal amount, shall be issued to the designated transferee or transferees.

      No service charge shall be made for any such exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a CUSIP number to be printed on this Security as a convenience to the Holder hereof. No representation is made as to the accuracy of such number and reliance may be placed only on the other identifying information printed hereon.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                       ASSIGNMENT FORM


I or we assign and transfer this Security to___________________________________

______________________________________________________________________________

______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)


______________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint ______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:__________________________   Signed:____________________________
                                   (Sign exactly as name appears above or on
                                    the other side of this Security)



Signature Guarantee:______________________________________
                    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)